Amendment Agreement to Board of Directors’ Offer Letter

Between

CurrencyWorks Inc. (Formerly ICOx Innovations, Inc.)

And

Ed Moy

Signed on January 21, 2020

Amendment Date: December 1, 2019

Board of Directors’ Offer Letter to be amended with

USD$1 per month instead of USD$4,167 per month

All other terms of the February 9th, 2018 letter remain in effect.

IN WITNESS OF THE ABOVE the parties have executed this Amendment Agreement with effect from the date first written above.

CurrencyWorks Inc. (Formerly ICOx Innovations, Inc.)		Ed Moy

Per:	/s/ Michael Blum	Per:	/s/ Ed Moy
	Michael Blum		Ed Moy